UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST
SUITE 700
SALT LAKE CITY, UTAH	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 203-6755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On February 1, 2024, Instructure Holdings, Inc. (the “Company”) entered into the Second Amendment to the Credit Agreement (the “Second Amendment”), which amends that certain Credit Agreement, dated as of October 29, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 7, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company and certain of its subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein. Pursuant to the Second Amendment, among certain other amendments, the lenders named in the Second Amendment agreed, severally and not jointly, to extend additional 2023 Incremental Term Loans (as defined in the Credit Agreement) (the “2023 Incremental Term Loans”) to the Company under the Credit Agreement in an aggregate principal amount equal to $685,000,000. The Company used the proceeds of the 2023 Incremental Term Loans, borrowed under the Credit Agreement, to finance (i) the cash consideration for the acquisition of PCS Holdings, LLC, a Delaware limited liability company (the “Target”), and (ii) fees and costs incurred in connection with the acquisition and related transactions. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 1, 2024, the Company completed its previously announced acquisition of the Target, pursuant to the Unit Purchase Agreement (the “Purchase Agreement”), dated as of October 30, 2023, by and among Instructure, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Purchaser”), the Target, Brentwood Associates Private Equity VI-A, L.P., a Delaware limited partnership (“Merit Seller”), BA VI Merit Blocker, LLC, a Delaware limited liability company (“Merit”), Brentwood Associates Opportunities Fund, L.P., a Delaware limited partnership (“BAO Seller”), Brentwood Associates Opportunities Blocker, LLC, a Delaware limited liability company (“BAO”), Towers Watson Investment Management Master Trust Ireland a/c Towers Watson Partners Master Fund (“WTW”), GCP Equity Ltd., (“GCP”), Golub Capital CP Funding LLC, a Delaware limited liability company, (“Golub” and collectively with WTW, GCP, Merit Seller and BAO Seller, the “Blocker Sellers,” and each individually, a “Blocker Seller”), BA Pathway Co-Investors Blocker, LLC (“Pathway,” and together with Merit and BAO, the “Blockers,” and each individually, a “Blocker”), the other sellers listed on the signature pages to the Purchase Agreement (each individually, a “Seller”, and collectively with the Blocker Sellers, the “Selling Parties”), and BAO Seller, solely in its capacity as representative for the Selling Parties.

Pursuant to the terms of the Purchase Agreement, (i) the Purchaser purchased from the Selling Parties, and the Selling Parties, other than the Blockers, sold to the Purchaser, all of the issued and outstanding equity interests of the Target held by such Selling Parties (the “Target Acquisition”) and (ii) the Purchaser purchased from the Blocker Sellers, and the Blocker Sellers sold to the Purchaser, all of the issued and outstanding equity interests of Merit, BAO and Pathway (the “Blocker Acquisition,” and together with the Target Acquisition, the “Transactions”). As a result, at the time of closing of the transactions, the Purchaser acquired 100% of the equity interests of the Target and in exchange the Selling Parties received an aggregate of approximately $686 million, net of repaid indebtedness and transaction expenses, and subject to certain post-closing adjustments as set forth in the Purchase Agreement.

The description of the Purchase Agreement contained in this Item 2.01 is qualified in its entirety by the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Registrant’s Form 8-K filed on October 30, 2023 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On February 1, 2024, the Company issued a press release announcing the closing of the transactions. A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Businesses or Funds Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description

2.1*	Unit Purchase Agreement, dated as of October 30, 2023, by and among PCS Holdings, LLC, Instructure, Inc, Brentwood Associates Private Equity VI-A, L.P., BA VI Merit Blocker, LLC, Brentwood Associates Opportunities Fund, L.P., Brentwood Associates Opportunities Blocker, LLC, Towers Watson Investment Management Master Trust Ireland a/c Towers Watson Partners Master Fund, GCP Equity Ltd., Golub Capital CP Funding LLC, BA Pathway Co-Investors Blocker, LLC, the other sellers listed on the signature pages to the Purchase Agreement, and BAO Seller, solely in its capacity as representative for the Selling Parties (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on October 30, 2023).

10.1	Second Amendment to the Credit Agreement, dated as of February 1, 2024, by and among Instructure Holdings, Inc. and certain of its subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein.

99.1	Press Release, dated February 1, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*

Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date: February 1, 2024	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Chief Legal Officer